

                         ENERGIZER  SUBSIDIARIES        11/1/01
                         --------------------------------------

                                               Jurisdictions of             Percentage
     Subsidiary Name . . . . . . . . . . . . .  Incorporation                of Control
     -----------------------------------------  ---------------  ----------------------
     Energizer Argentina S.A.. . . . . . . . .  Argentina                          100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Australia Pty. Ltd. . . . . . .  Australia                          100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Austria Ges.m.b.H.. . . . . . .  Austria                            100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Sales Ltd.. . . . . . . . . . .  Barbados                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Belgium . . . . . . . . . . . .  Belgium                            100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Insurance Company Ltd.. . . . .  Bermuda                            100%
     -----------------------------------------  ---------------  ----------------------
     Energizer do Brasil Ltda. . . . . . . . .  Brazil                             100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Canada Inc. . . . . . . . . . .  Canada                             100%
     -----------------------------------------  ---------------  ----------------------
     Eveready de Chile S.A.. . . . . . . . . .  Chile                              100%
     -----------------------------------------  ---------------  ----------------------
     Energizer (China) Co., Ltd. . . . . . . .  China                              100%
     -----------------------------------------  ---------------  ----------------------
     Eveready de Colombia, S.A.. . . . . . . .  Colombia                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Czech spol.sr.o.. . . . . . . .  Czech Republic                     100%
     -----------------------------------------  ---------------  ----------------------
     EBC Batteries, Inc. . . . . . . . . . . .  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Asia Pacific, Inc.. . . . . . .  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
 **  Energizer International, Inc. . . . . . .  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Japan, Inc. . . . . . . . . . .  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Middle East and Africa Limited.  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer (South Africa) Ltd. . . . . . .  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
     Eveready Battery Company, Inc.. . . . . .  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
 **  MKTE, Inc.. . . . . . . . . . . . . . . .  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Receivables Funding Corporation  Delaware                           100%
     -----------------------------------------  ---------------  ----------------------
     Eveready Ecuador C.A. . . . . . . . . . .  Ecuador                            100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Egypt S.A.E.. . . . . . . . . .  Egypt                               51%
     -----------------------------------------  ---------------  ----------------------
     Energizer France. . . . . . . . . . . . .  France                             100%
     -----------------------------------------  ---------------  ----------------------
     Fibat S.A.. . . . . . . . . . . . . . . .  France                              20%
     -----------------------------------------  ---------------  ----------------------
     Energizer Deutschland G.m.b.H.. . . . . .  Germany                            100%
     -----------------------------------------  ---------------  ----------------------
  *  Eveready Ghana Limited. . . . . . . . . .  Ghana                             66.6%
     -----------------------------------------  ---------------  ----------------------
     Energizer Hellas A.E. . . . . . . . . . .  Greece                             100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Hong Kong Limited . . . . . . .  Hong Kong                          100%
     -----------------------------------------  ---------------  ----------------------
     Eveready Hong Kong Company. . . . . . . .  Hong Kong         100%     Partnership
     -----------------------------------------  ---------------  ----------------------
     Sonca Products Limited. . . . . . . . . .  Hong Kong                          100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Hungary Trading Ltd.. . . . . .  Hungary                            100%
     -----------------------------------------  ---------------  ----------------------
     EBC (India) Company Ltd.. . . . . . . . .  India                              100%
     -----------------------------------------  ---------------  ----------------------
     Energizer India Limited . . . . . . . . .  India                              100%
     -----------------------------------------  ---------------  ----------------------
  *  Eveready Energizer Miniatures Limited . .  India            49%     Joint Venture
     -----------------------------------------  ---------------  ----------------------
     PT Energizer Indonesia. . . . . . . . . .  Indonesia                          100%
     -----------------------------------------  ---------------  ----------------------
     PT Energizer Trading Indonesia. . . . . .  Indonesia                          100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Ireland Limited . . . . . . . .  Ireland                            100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Italia S.p.A. . . . . . . . . .  Italy                              100%
     -----------------------------------------  ---------------  ----------------------
     Eveready Batteries Kenya Ltd. . . . . . .  Kenya                               14%
     -----------------------------------------  ---------------  ----------------------
     Energizer Korea Ltd.. . . . . . . . . . .  Korea                              100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Malaysia SDN.BHD. . . . . . . .  Malaysia                            80%
     -----------------------------------------  ---------------  ----------------------
     Eveready de Mexico S.A. de C.V. . . . . .  Mexico                             100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Holdings, Inc.. . . . . . . . .  Missouri                           100%
     -----------------------------------------  ---------------  ----------------------
     Energizer NZ Limited. . . . . . . . . . .  New Zealand                        100%
     -----------------------------------------  ---------------  ----------------------
     Eveready NZ Limited . . . . . . . . . . .  New Zealand                        100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Philippines, Inc. . . . . . . .  Philippines                        100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Polska Sp. zo.o . . . . . . . .  Poland                             100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Puerto Rico, Inc. . . . . . . .  Puerto Rico                        100%
     -----------------------------------------  ---------------  ----------------------
     Energizer LLC . . . . . . . . . . . . . .  Russia                             100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Singapore Pte. Ltd. . . . . . .  Singapore                          100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Slovakia, Spol.Sr.O.. . . . . .  Slovak Republic                    100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Lanka Limited . . . . . . . . .  Sri Lanka                        60.67%
     -----------------------------------------  ---------------  ----------------------
     Energizer SA. . . . . . . . . . . . . . .  Switzerland                        100%
     -----------------------------------------  ---------------  ----------------------
     Energizer (Thailand) Limited. . . . . . .  Thailand                           100%
     -----------------------------------------  ---------------  ----------------------
  *  BCL (MVL)  Limited. . . . . . . . . . . .  UK                                 100%
     -----------------------------------------  ---------------  ----------------------
     Berec Overseas Investments Limited. . . .  UK                                 100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Financial Service Centre Ltd. .  UK                                 100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Holdings UK Company . . . . . .  UK                                 100%
     -----------------------------------------  ---------------  ----------------------
     Ever Ready Limited. . . . . . . . . . . .  UK                                 100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Limited . . . . . . . . . . . .  UK                                 100%
     -----------------------------------------  ---------------  ----------------------
     Energizer Trust Limited . . . . . . . . .  UK                                 100%
     -----------------------------------------  ---------------  ----------------------
  *  WER (MVL) 1998 Limited. . . . . . . . . .  UK                                 100%
 --  -----------------------------------------  ---------------  ----------------------
     EBC Uruguay, S. A.. . . . . . . . . . . .  Uruguay                            100%
     -----------------------------------------  ---------------  ----------------------
     Eveready de Venezuela, C.A. . . . . . . .  Venezuela                          100%
     -----------------------------------------  ---------------  ----------------------




*    In  liquidation

**  "Delaware  Holding  Company"
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